UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 26, 2023

POLARIS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-114111	41-1790959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Highway 55 Medina, Minnesota		55340
(Address of Principal Executive Offices)		(Zip Code)

(763) 542-0500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01 Other Events.

On October 26, 2023, Polaris Inc.’s (the “Company”) Board of Directors authorized the repurchase of up to $1.0 billion of shares of the Company’s common stock (in addition to the approximately $204 million that remains outstanding under the current share repurchase plan), effective immediately. The timing and exact amount of any common stock repurchases will depend on various factors, including business and market conditions, opportunities for growth and the Company’s capital position. The Company’s new share repurchase program does not include specific price targets, may be executed through open market transactions or privately negotiated transactions, block purchases or otherwise in accordance with applicable federal securities laws, and may be suspended at any time.

This Current Report on Form 8-K contains forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These forward-looking statements cover, among other things, the Company’s planned share repurchase program. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including the following: (1) the Company’s ability to make share repurchases; (2) business and market conditions; (3) the possibility that the share repurchase program may be suspended or discontinued; and (4) other factors identified under “Risk Factors” in Part I, Item 1A of the Company’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and updated in the Company’s subsequent reports filed with the SEC. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

The text of the Company’s press release announcing the new $1.0 billion share repurchase program is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated October 26, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 26, 2023

POLARIS INC.

/s/ Robert P. Mack
Robert P. Mack
Chief Financial Officer